CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders of
       ALLTEL Corporation:


As independent public accountants, we hereby consent to the use of our report dated January 16, 1998, with respect to the Chicago SMSA Limited Partnership, included in this Form 10-K, into ALLTEL Corporation's previously filed Registration Statements, File Nos. 2-99523, 33-35343, 33-48476, 33-54175,
33-56291 and 33-65199. Such Chicago SMSA Limited Partnership financial statements are not included separately in this Form 10-K.



                                               /s/ ARTHUR ANDERSEN LLP

Chicago, Illinois
March 24, 1999
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